SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 29, 2005
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.
(Exact name of Registrant as specified in its charter)

Delaware	333-123034	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 6  ASSET-BACKED SECURITIES

Item 6.01.  ABS Informational and Computational Material.

ABS informational and computational material consisting of static pool information for the depositor and/or sponsor is provided on the following exhibits attached to this Form 8-K:

Exhibit Number	Description

99.1	Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Aggregate Delinquency, Loss and Foreclosure Experience

99.2	Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

99.3	Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Foreclosure Experience by Transaction (designations keyed to symbols published by Bloomberg L.P.)

99.4	Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

99.5	Program: Washington Mutual Bank. sponsor of prior securitized pools of adjustable rate residential mortgage loans with initial fixed rate periods of various numbers of years for which Washington Mutual Mortgage Securities Corp. or WaMu Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Foreclosure Experience by Transaction (designations keyed to symbols published by Bloomberg L.P.)

99.6	Program: Washington Mutual Bank. sponsor of prior securitized pools of adjustable rate residential mortgage loans with initial fixed rate periods of various numbers of years for which Washington Mutual Mortgage Securities Corp. or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

99.7	Program: Washington Mutual Bank, sponsor of prior securitized pools of adjustable rate residential mortgage loans which negatively amortize to the COFI or MTA index for which Washington Mutual Mortgage Securities Corp. or
WaMu Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Foreclosure Experience by Transaction (designations keyed to symbols published by Bloomberg L.P.)

99.8	Program: Washington Mutual Bank, sponsor of prior securitized pools of adjustable rate residential mortgage loans which negatively amortize to the COFI or MTA index for which Washington Mutual Mortgage Securities Corp. or
WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: December 29, 2005	By:	/s/ Richard Careaga Richard Careaga First Vice President (Authorized Officer)